UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 22, 2010

CENTRAL JERSEY BANCORP

(Exact name of registrant as specified in charter)

New Jersey	0-49925	22-3757709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1903 Highway 35, Oakhurst, New Jersey	07755
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (732) 571-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 2 – Financial Information

Item 2.02.  Results of Operations and Financial Condition.

On January 22, 2010, Central Jersey Bancorp (“Bancorp”), the parent company of Central Jersey Bank, N.A., issued a press release announcing its consolidated financial results for the three months and year ended December 31, 2009, as well as a number of strategic operating and balance sheet initiatives.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained under Item 2.02 of this Current Report on Form 8-K, including the portions of Exhibit 99.1 attached hereto which relate to Bancorp’s consolidated financial results, is being furnished in accordance with such Item, but shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18.  Furthermore, the information contained under Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K, including Exhibit 99.1, that are not historical fact are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995.  Such statements may be characterized as management’s intentions, hopes, beliefs, expectations or predictions of the future.  It is important to note that such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in such forward-looking statements.  Factors that could cause future results to vary materially from current expectations include, but are not limited to, changes in interest rates, economic conditions, deposit and loan growth, real estate values, loan loss provisions, competition, customer retention, changes in accounting principles, policies or guidelines and legislative and regulatory changes.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit
Number	Description

99.1	Press Release Re: Central Jersey Bancorp Reports Improved 4th Quarter Asset Quality and Operating Results for 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL JERSEY BANCORP
(Registrant)
By:	/s/ James S. Vaccaro
James S. Vaccaro
President and Chief Executive Officer

Date:  January 25, 2010

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release Re: Central Jersey Bancorp Reports Improved 4th Quarter Asset Quality and Operating Results for 2009.